EXHIBIT 10.1


                            Stock Purchase Agreement
                            ------------------------

     This agreement dated this 2nd day of March, 1999 is by and between David B. Howe, of 2008 Aderway, Brandon, Florida, hereinafter referred to as "SELLER", and PINECREST INVESTMENT GROUP, INC., a Florida Corporation, hereinafter referred to as "BUYER". In consideration of the mutual covenants and conditions in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BUYER and SELLER hereby agree as follows:

1. BUYER'S OBLIGATIONS:
     Upon full execution of this Agreement BUYER shall issue a promissory note in the amount of $90,000.00 in favor of SELLER as a deposit on this Agreement. Said promissory note shall bear interest at 10% per annum and be payable as follows:

     a)   $30,000.00, plus accrued interest, on or before March 31, 1999;
     b) The balance of $60,000.00 shall be paid in full, including accrued interest, on or before September 2, 2000.

2. SELLER'S OBLIGATIONS:
     Upon full execution of this Agreement, SELLER shall, within fifteen (15) days, transfer to BUYER 2,185,000 restricted shares of common stock of BUYER, hereinafter referred to as "SHARES".

3. SELLER'S REPRESENTATIONS AND WARRANTIES:

     The SELLER makes the following representations and warranties to BUYER, all of which shall expressly survive closing:

         A.    That the SHARES are fully paid and non-assessable.
         B.   That  the  SHARES  have  been  duly  issued  and  that he is fully authorized to sell or assign same free and clear of all debts, liens and encumbrances other than as is outlined in this agreement.
         C. That there is no litigation or proceedings pending at execution of this Agreement against or relating to the SHARES, and that SELLER does not have any reasonable grounds to know of any basis of any such action or governmental investigation relative to the SHARES.
         D. That all records and documentation exhibited to BUYER incident to this transaction were true and correct as to the matters set forth therein.

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         E. That SELLER shall indemnify and hold BUYER harmless from and against all liabilities, debts, claims, actions or causes or action, losses, damages and attorney's fees, now existing or that may hereafter or arise from or grow out of SELLER's ownership of the SHARES.

4. DEFAULT OF SELLER:
     SELLER acknowledges that the SHARES are subject to that certain Stock Purchase Agreement by and among BUYER, SELLER and Sheila Langley, hereinafter referred to as "LANGLEY", dated January 15, 1999, hereinafter referred to as "LANGLEY AGREEMENT". In the event SELLER fails or refuses to perform any of it's obligations under the LANGLEY AGREEMENT or any of the convenants of this agreement, BUYER shall be entitled to any and all remedies they may have because of such default, including but limited to, terminating this Agreement and, in such event, the promissory note issued pursuant to Paragraph 1 above and any and all other obligations of BUYER under this Agreement shall be null and voided and shall have no further force or effect.

5. DEFAULT OF BUYER:
     In the event BUYER fails or refuses to perform any of the convenants of this agreement, SELLER shall be entitled to any and all remedies they may have because of such default, including but limited to requiring specific performance or damages. Or, at it's option, in the event of default by BUYER under this Agreement, SELLER may terminate this agreement except that BUYER shall remain fully obligated on that certain promissory note issued pursuant to Paragraph 1 above as liquidated damages to SELLER and any and all other obligations of SELLER shall be null and void and have no further force or effect.

6. CLOSING:
     The closing of this sale shall take place within forty-eight (48) hours from full execution of this Agreement by all parties hereto.

7. DATE OF AGREEMENT:
     The date of the last signature affixed to this Agreement shall be the effective date of this document.

8. PARTIES BOUND:
     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, and successors. Upon notification of any claim arising from the breach of a warranty contained herein, BUYER shall promptly notify the SELLER and SELLER shall either pay or contest such claim by appropriate judicial process.

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9. ASSIGNMENT:
     This agreement and subsequent closing documents shall be wholly assignable by BUYER to a Third Party.

10. ATTORNEY'S FEES:
     The parties agree that in the event either party is required to institute legal action against the other, then the prevailing party in such litigation shall be entitled to be reimbursed from the non-prevailing party for all costs plus a reasonable attorney's fee.

11. SURVIVAL OF AGREEMENT:
     The parties agree that this Agreement shall survive the closing hereunder.


WITNESSES:                                  SELLER:

                                             DAVID B. HOWE
/s/  Ricky A. Howe                           /s/  David B. Howe
--------------------------------            ------------------------------------


                                            BUYER:
                                            PINECREST INVESTMENT GROUP, INC.
/s/  Ricky A. Howe                          By:  /s/  David B. Howe
--------------------------------                 -------------------------------
                                                 David B. Howe, President